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                                                                EXHIBIT 10.nnn

                               AGREEMENT OF MERGER


      THIS AGREEMENT OF MERGER (the "AGREEMENT"), dated as of January 23, 1997, is made between Copley Place Associates, an Illinois general partnership (the "PARTNERSHIP"), and Copley Place Associates, LLC, a Delaware limited liability company (the "COMPANY") (each of which is hereinafter sometimes referred to individually as a "CONSTITUENT ENTITY", and both of which are hereinafter sometimes referred to collectively as the "CONSTITUENT ENTITIES").

                                   WITNESSETH:

      WHEREAS, the Partnership is a general partnership, duly formed under the laws of the State of Illinois, whose partners are Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership, Urban Investment and Development Co., an Illinois general partnership, and JMB Realty Corporation, a Delaware corporation; and

      WHEREAS, the Company is a limited liability company, duly formed under the laws of the State of Delaware, whose members are Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership, Urban Investment and Development Co., an Illinois general partnership, and JMB Realty Corporation, a Delaware corporation; and

      WHEREAS, the Company desires, among other things, to acquire all assets, subject to any liabilities, of the Partnership through the merger of the Partnership into the Company; and

      WHEREAS, the Constituent Entities deem it advisable and in their respective best interests that the Partnership be merged into the Company on the terms set forth herein (the "MERGER") and that the Company be the surviving Constituent Entity (hereinafter sometimes referred to as the "SURVIVING ENTITY"); and

      WHEREAS, all of the partners of the Partnership and all of the members of the Company have duly approved this Agreement and the Merger; and

      WHEREAS, all other conditions precedent to the Merger and the consummation of the transactions contemplated by this Agreement have been fulfilled in all material respects or have been waived.

      NOW, THEREFORE, the Constituent Entities hereby agree as follows:

      1.      Merger.

            (a) Upon the date of the execution and delivery of this Agreement by the Constituent Entities, a certificate of merger complying with the provisions of 6 Del.C. Section 18-209 shall be prepared, executed and filed in the Office of the


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Secretary of State of the State of Delaware (the "Secretary of State") for the
purpose of effecting the Merger. The Merger shall be effective at the time (the "EFFECTIVE TIME") of filing of such certificate, JMB Realty Corporation hereby is authorized to prepare, execute and file such certificate of merger, and for purposes of executing such certificate JMB Realty Corporation is and shall be deemed to be an "authorized person' (as such term is used in the Delaware Limited Liability Company Act, 6 Del.C. Section 18-101, et seq.).

            (b) At the Effective Time, the Partnership shall be merged with and into the Company, and the separate existence of the Partnership shall cease, and the effect of the Merger shall be as provided in 6 Del.C. Section 18-209. The Company shall be the Surviving Entity in the Merger and shall continue its separate existence as a limited liability company under the laws of the State of Delaware.

            (c) At the Effective Time, the partnership interest in the Partnership of each partner, and all rights in respect of such partnership interest, shall be converted into a membership interest in the Company, and each such partner of the Partnership shall receive a membership interest in the Company which corresponds with such partner's interest in the Partnership immediately before the Effective Date.

      2.      Miscellaneous.

            (a) The name of the Surviving Entity shall be Copley Place Associates, LLC.

            (b) The limited liability company agreement of the Company in effect on the date of this Agreement, shall, from the Effective Time, constitute the limited liability company agreement of the Surviving Entity, unless and until amended as provided by such agreement, by subsequent agreement of the members of the Company or the laws of the State of Delaware.

            (c) All prior and contemporaneous agreements, contracts, promises, representations and statements, if any, among the parties hereto, or their representatives, regarding the Merger are merged into this Agreement, and this Agreement shall constitute the entire understanding among the parties regarding the Merger and no subsequent waiver or modification of the terms hereof shall be valid unless in writing signed by the party to be charged and then only to the extent therein set forth.

            (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement or any of the provisions hereof,


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            (e) This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

            (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to any conflict of laws rules thereof).

      IN WITNESS WHEREOF, the Constituent Entities have caused this Agreement of Merger to be executed by all of their partners or the managing member, as the case may be, as of the date above written.

                                 COPLEY PLACE ASSOCIATES,
                                 an Illinois general partnership

                                 By:     CARLYLE  REAL ESTATE LIMITED
                                         PARTNERSHIP - XIII,
                                         an Illinois limited partnership
                                         General Partner

                                         By:     JMB REALTY CORPORATION,
                                                 a Delaware corporation
                                                 Its General Partner

                                                 By:   /s/ Glenn E. Emig
                                                       -------------------------
                                                 Name:  Glenn E. Emig
                                                       -------------------------
                                                 Title: Executive Vice President
                                                       -------------------------

                                 By:     URBAN INVESTMENT AND
                                         DEVELOPMENT CO.,
                                         an Illinois general partnership
                                         General Partner

                                         By:     JMB REALTY CORPORATION,
                                                 a Delaware corporation
                                                 Its General Partner

                                                 By:    /s/ Paul C. Nielsen
                                                        ------------------------
                                                 Name:  Paul C. Nielsen
                                                        ------------------------
                                                 Title: Senior Vice President
                                                        ------------------------

                                 By:      JMB REALTY CORPORATION,
                                          a Delaware corporation
                                          Its General Partner

                                          By:    /s/ H. Rigel Barker
                                                --------------------------------
                                          Name:  H. Rigel Barker
                                                --------------------------------
                                          Title: Executive Vice President
                                                --------------------------------


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                                          COPLEY PLACE ASSOCIATES, LLC,
                                          a Delaware limited liability compnay

                                          By: JMB REALTY CORPORATION,
                                              a Delaware corporation
                                              Its Managing Member

                                              By:   /s/ H. Rigel Barber
                                                    ----------------------------
                                              Name:  H. Rigel Barber
                                                    ----------------------------
                                              Title: Executive Vice President
                                                    ----------------------------


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